                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       THE UNITED STATES SHOE CORPORATION
                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing fee (Check the appropriate box)
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        _______________________________________________________________________
     2) Aggregate number of securities to which transaction applies:
        _______________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:
        _______________________________________________________________________
     4) Proposed maximum aggregate value of transaction:
        _______________________________________________________________________
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  1) Amount Previously Paid:
     _________________________________________________
  2) Form, Schedule or Registration Statement No.:
     _________________________________________________
  3) Filing party:
     _________________________________________________
  4) Date filed:
     _________________________________________________

                   PRELIMINARY MATERIALS DATED MARCH 28, 1995

                            SUBJECT TO REVIEW BY THE
                       SECURITIES AND EXCHANGE COMMISSION

                              -------------------

                        THE INFORMATION INCLUDED HEREIN
                           IS AS IT IS EXPECTED TO BE
                               WHEN A DEFINITIVE
                SOLICITATION STATEMENT IS MAILED TO SHAREHOLDERS
           OF THE UNITED STATES SHOE CORPORATION.  THIS SOLICITATION
             WILL BE REVISED TO REFLECT ACTUAL FACTS AT THE TIME OF
                     FILING OF THE DEFINITIVE SOLICITATION.

                       REVOCATION SOLICITATION STATEMENT
                                       of
                       THE UNITED STATES SHOE CORPORATION
                      in opposition to the solicitation by
             Luxottica Group S.p.A. and Luxottica Acquisition Corp.
                   to call a special meeting of shareholders

  This revocation solicitation, on behalf of the Board of Directors of The United States Shoe Corporation (the "Corporation"), opposes the solicitation by Luxottica Acquisition Corp., a Delaware corporation ("LAC") and its parent corporation, Luxottica Group S.p.A., a corporation organized under the laws of the Republic of Italy ("Luxottica") of Appointments of Designated Agents ("Agent Designations") to call a special meeting of shareholders of the Corporation.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU NOT SIGN ANY GOLD
AGENT DESIGNATION SENT TO YOU BY LUXOTTICA AND LAC.   WHETHER OR NOT YOU HAVE
PREVIOUSLY EXECUTED A GOLD AGENT DESIGNATION, THE BOARD URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GREEN REVOCATION CARD (A "REVOCATION CARD") AS SOON AS POSSIBLE.


                                   BACKGROUND

  On March 3, 1995, Luxottica and LAC, an indirect wholly-owned subsidiary of Luxottica, commenced a tender offer to purchase all of the Corporation's outstanding common shares without par value, and the associated preference share purchase rights (collectively, the "Common Shares") for a purchase price of $24.00 per Common Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 3, 1995 (the "Luxottica Offer"). THE CORPORATION'S BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT THE SHAREHOLDERS REJECT THE LUXOTTICA OFFER AS INADEQUATE AND NOT IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS.

  In connection with the Luxottica Offer, Luxottica and LAC are providing the Corporation's shareholders with a solicitation statement and an Agent Designation. A shareholder's execution of an Agent Designation designates specific persons as agents for the shareholder with authority to take all actions necessary to convene a special meeting of shareholders of the Corporation (the "Special Meeting"). The primary purpose of the Special Meeting is to remove the Corporation's existing directors and fill the vacancies with Luxottica's and LAC's nominees.

  Signing and returning an Agent Designation furthers the interests of Luxottica and LAC in pursuing the Luxottica Offer. Luxottica's and LAC's nominees, if elected, are committed (subject to their fiduciary duties) to ensuring that a future Board of Directors of the Corporation approves the Luxottica Offer at a purchase price of $24.00 per Common Share, a purchase price that the Corporation's present Board of Directors has unanimously determined is inadequate and not in the best interests of the Corporation and its shareholders. Unlike the Corporation's current Board of Directors, which includes nine non-employee, independent directors among its eleven members, following the Special Meeting the Board of Directors could be comprised only of Luxottica's and LAC's hand-picked representatives. Neither Luxottica nor LAC has any fiduciary obligation to protect your interests; their sole obligations are to their own shareholders. THE BOARD OF DIRECTORS THEREFORE RECOMMENDS THAT SHAREHOLDERS NOT RETURN THE AGENT DESIGNATION REQUESTED BY LUXOTTICA AND LAC. TO STOP LUXOTTICA AND LAC FROM USING YOUR COMMON SHARES TO FURTHER THEIR INTERESTS, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU (1) DISCARD ANY GOLD AGENT DESIGNATION AND (2) IF YOU HAVE ALREADY RETURNED A GOLD AGENT DESIGNATION, SIGN, DATE AND RETURN THE ENCLOSED GREEN REVOCATION CARD AS SOON AS POSSIBLE.

  No record date has been set for determining shareholders' eligibility to call for the Special Meeting. In order to call the Special Meeting, Luxottica and LAC must present to the Corporation's President or Secretary Agent Designations representing at least 50% of the Corporation's Common Shares entitled to vote thereat. Shareholders entitled to vote at the Special Meeting will be the record holders of Common Shares on a record date that will be established by the Corporation pursuant to applicable Ohio law. To the extent that Common Shares are held of record by banks, brokers or other financial intermediaries not entitled to vote such Common Shares, such Common Shares can only be presented for purposes of calling the Special Meeting upon the direction of the person entitled to vote such Common Shares at the Special Meeting.

  This solicitation statement of the Corporation is being mailed to shareholders on or about March __, 1995.


            LUXOTTICA'S AND LAC'S SOLICITATION OF AGENT DESIGNATIONS
            --------------------------------------------------------
  Under the Ohio Revised Code and the Corporation's Regulations, shareholders holding 50% or more of the outstanding Common Shares are entitled to call a special meeting. Accordingly, to call and hold the Special Meeting, Luxottica and LAC must obtain Agent Designations from shareholders holding 50% of the Corporation's Common Shares. In the event that the Corporation is presented with such a written request of the holders of 50% of the Corporation's Common Shares, the President or Secretary of the Corporation will be obligated to cause a special meeting to be held on a date not less than seven or more than sixty days after receipt of such request. Luxottica and LAC have indicated that they intend to solicit Agent Designations continuously.

                   Authorization of Call for Special Meeting

  If a shareholder signs and returns an Agent Designation to Luxottica and LAC, such shareholder authorizes Luxottica and LAC to call the Special Meeting. The Agent Designations also provide that the agenda for the Special Meeting will include: (1) a proposal to remove all of the incumbent directors of the Corporation, and to elect Luxottica's and LAC's nominees to the Board of Directors to fill the vacancies resulting from such removal; (2) a proposal to amend the Corporation's Regulations to provide that Section 1701.831 of the Ohio Revised Code ("Section 831"), which requires shareholder approval of a control share acquisition, is not applicable to the Corporation, if the Corporation's shareholders have not previously authorized the Luxottica Offer or LAC is not otherwise satisfied that Section 831 is inapplicable to the Luxottica Offer or is invalid; and (3) any other matter properly coming before the Special Meeting.

                      Authorization of Conditional Actions

  In addition, by executing an Agent Designation, a shareholder authorizes Luxottica and LAC to set a date for the Special Meeting and to provide shareholders with notice of the Special Meeting if the Corporation fails to fix such date or to provide such notice. The Agent Designation also enables Luxottica and LAC to fix the record date for any adjournment of the Special Meeting if the Designated Agents have duly fixed the record date for the Special Meeting, in accordance with the Ohio Revised Code, and to exercise any other rights necessary for accomplishing the foregoing purposes (collectively, the "Conditional Actions"). The designated agents, however, will NOT have authority to vote the Common Shares at the Special Meeting.


                              OPPOSITION PROCEDURE
                              --------------------
         To oppose Luxottica's and LAC's solicitation of Agent Designations and their efforts to install their Board of Directors and thereby facilitate acceptance of the Luxottica Offer at $24.00 per Common Share, which the current, independent Board of Directors has unanimously determined to be inadequate, the Board urges record holders of Common Shares who have already returned a GOLD Agent Designation to (1) mark the "REVOKE" Box on the enclosed GREEN Revocation Card; (2) sign and date the GREEN Revocation Card; and (3) mail it to the Corporation in the enclosed postage-paid envelope. Please discard any

Gold Agent Designation you may receive from Luxottica and LAC. Even if you have already returned a Gold Agent Designation, you can vote to stop Luxottica and LAC from calling the Special Meeting and furthering their own interests by signing, dating and returning the GREEN Revocation Card.

          If a broker indicates on the form of proxy that it does not have discretionary authority as to certain Common Shares to execute either a GREEN Revocation Card or a GOLD Agent Designation, such an indication will have the practical effect of a vote against the call for the Special Meeting with respect to those Common Shares. If the Corporation's Revocation Card is signed and returned without specifying a choice, the Common Shares represented thereby will be treated as revoking any previously executed GOLD Agent Designation supporting the call for the Special Meeting.

         Each employee participating in The United States Shoe Corporation Tax Incentive Savings Plan is entitled to instruct The Charles Schwab Trust Company, as Trustee, whether to oppose or support the call for the Special Meeting with respect to all Common Shares credited to the employee's accounts under such plan. The Revocation Card will serve as instructions to the Trustee from such participants. Common Shares held in the plan for which instructions are not received by the Trustee from plan participants will be voted by the Trustee in the same proportion as Common Shares for which the Trustee does receive instructions.

         Revocation Cards representing Common Shares held of record will include Common Shares allocated to participants under the Dividend Reinvestment Plan for shareholders of the Corporation and will serve as instructions to the Trustee, as described above, if the registrations are the same. Separate mailings will be made for different registrations.

         Agent Designations on behalf of any Common Shares held in the names of a brokerage firm, bank, bank nominee or other institution on the Record Date can only be executed upon receipt of specific instructions by such brokerage firm, bank, bank nominee or other institution. Because no action can be taken by the persons responsible for your account unless you provide them with instructions on whether to oppose or support the call for the Special Meeting with respect to the Common Shares you own beneficially, we request that you NOT provide any instructions to such persons.

         Under the Corporation's confidential shareholder voting policy, proxies, ballots and vote tabulations that identify the particular vote of a shareholder are kept confidential except (i) to allow the independent inspector of election to certify the results of the vote; (ii) as necessary to meet applicable legal requirements, including the pursuit or defense of judicial actions; or (iii) in the event of a proxy or consent solicitation in opposition to the Board of Directors and management of the Corporation. Both the tabulator and the inspector of election are independent of the Corporation, its directors, officers and employees. Accordingly, since Luxottica and LAC are soliciting Agent Designations in opposition to the Board of Directors and management of the Corporation, the confidential shareholder voting policy will not apply.

                                   REVOCATION
                                   ----------
         Either a GOLD Agent Designation or a GREEN Revocation Card may be revoked by written notice of revocation to the Corporation. Such revocation may be in any form, but must be signed and dated and must clearly express your intention to revoke your previously executed Agent Designation or Revocation Card. There will be no meeting at which you can revoke an Agent Designation or a Revocation Card. Your latest dated card will supersede any earlier-dated card, except that a GREEN Revocation Card that would otherwise act as a revocation will be inoperative and of no effect if delivered after the date, if any, on which Luxottica and LAC effectively call the Special Meeting. A shareholder's revocation of a previously executed GOLD Agent Designation will have the effect of opposing Luxottica's and LAC's call for the Special Meeting.

         If you have any questions concerning Luxottica's and LAC's solicitation of Agent Designations, or the Corporation's solicitation of Revocation Cards, please contact D.F.King & Co., Inc. ("D.F. King") at 1-800-628-8528.

                              THE LUXOTTICA OFFER
                              -------------------
         On March 3, 1995, Luxottica and LAC commenced the Luxottica Offer.
The purpose of the Luxottica Offer is to acquire control of, and the entire equity interest in, the Corporation. According to the Luxottica Offer, Luxottica and LAC intend, following completion of the Luxottica Offer, to effect a merger or similar business combination of the Corporation and LAC or another direct or indirect wholly-owned subsidiary of Luxottica at the same price per Common Share to be paid in the Luxottica Offer, subject to the terms and conditions described in the Luxottica Offer. The Luxottica Offer is conditioned, among other things, upon: shareholder approval of LAC's control share acquisition pursuant to Section 831 or LAC's satisfaction that the provisions of Section 831 are invalid or inapplicable to the Luxottica Offer; LAC's satisfaction that it has obtained sufficient financing to enable it to consummate the Luxottica Offer; the Corporation's preferred share purchase rights having been redeemed by the Board of Directors, or LAC being satisfied that the rights have been invalidated or are otherwise inapplicable to the Luxottica Offer and the proposed merger; and LAC being satisfied, in its sole discretion, that after consummation of the Luxottica Offer the restrictions contained in the Ohio Business Combination Law will not apply to the proposed merger. Under the Ohio Business Combination Law, if LAC were to acquire control of 10% or more of the total voting power of the Corporation in the election of directors, and so become an "interested shareholder", the Corporation could not engage in a "business combination" (including the proposed merger) with LAC or any LAC affiliate for three years after LAC became an interested shareholder. The Ohio Business Combination Law also imposes restrictions on such transactions thereafter. The three-year prohibition would not apply to the proposed merger if, among other things, the Corporation's Board of Directors were to adopt a resolution approving the proposed merger or exempting it from the Ohio Business Combination Law, by resolution adopted before LAC becomes an interested shareholder.

                       RESPONSE OF THE BOARD OF DIRECTORS
                       ----------------------------------
         At meetings of the Board of Directors held on March 8, 10, and 14-15, 1995, the Board of Directors met with its financial and legal advisers and considered the Luxottica Offer and various matters related thereto, including reports by the Corporation's financial adviser, James D. Wolfensohn Incorporated ("Wolfensohn"), on the financial condition and performance and potential values of the Corporation's three businesses; the terms and conditions of the Luxottica Offer; progress toward the Board's objective of enhancing shareholder value, including the after-tax consequences to the Corporation of certain transactional alternatives, and other matters. At its March 14-15 meeting, the Board of Directors unanimously determined that the Luxottica Offer is inadequate and not in the best interests of the Corporation and its shareholders. ACCORDINGLY, THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT THE SHAREHOLDERS REJECT THE LUXOTTICA OFFER AND NOT TENDER THEIR COMMON SHARES PURSUANT TO THE LUXOTTICA OFFER. The Board of Directors believes that the best means of providing value to shareholders is to explore fully all alternatives, and has directed its financial adviser and management to continue to do so.

         In reaching its conclusions that the Luxottica Offer is inadequate and not in the best interests of the Corporation and its shareholders, the Board of Directors took into account numerous factors, including but not limited to:

         (i) The Board's familiarity with the business, financial condition and prospects of the Corporation and of its Women's Apparel Retailing Group, Optical Retailing Group and Footwear Group and, as a result of the strategic review of the Corporation's three business units and corporate configuration which had been initiated in 1994, its previous analyses of possible strategic alternatives to the Luxottica Offer;

         (ii) The written opinion of Wolfensohn to the effect that the consideration offered pursuant to the Luxottica Offer is inadequate, from a financial point of view, to the shareholders of the Corporation;

         (iii) An analysis of the price offered in the Luxottica Offer as a multiple of certain historical financial results of the Corporation and a comparison of such price to prices paid for acquisitions of comparable companies and to trading prices of the Common Shares;

         (iv) The fact that the Luxottica Offer is subject to financing, and to numerous other conditions;

         (v) The value to the Corporation and its shareholders of the Corporation's definitive agreement, announced on March 16, 1995, to sell the Footwear Group to Nine West Group Inc.; pursuant to the agreement, Nine West has agreed to purchase the Footwear Group for $560 million in cash, plus warrants to purchase 3.7 million shares of Nine West common stock at a price of $35.50 per share at any time during the next 8.5 years; and

         (vi) The interest expressed by other parties to explore potential alternative transaction strategies.

         (                                                                )
         The Corporation and Wolfensohn are continuing to explore strategic alternatives, including the sale of the Corporation or one or more of its remaining businesses. Wolfensohn has received inquiries from, and initiated discussions with, numerous parties, which are ongoing.

         The Corporation recognizes that the return of an Agent Designation supporting the call of the Special Meeting is not the same as a decision to tender your Common Shares, or to remove directors, elect directors or take other action at the Special Meeting. The Directors recommend, however, that shareholders not facilitate LAC's current offer of $24.00 per Common Share because the Directors are convinced that the Luxottica Offer is inadequate, and believe that directors WHO ARE NOT AFFILIATED WITH LUXOTTICA AND LAC are best equipped to obtain the maximum values for the Corporation's shareholders.

         THE BOARD OF DIRECTORS THEREFORE RECOMMENDS THAT SHAREHOLDERS NOT RETURN THE AGENT DESIGNATION REQUESTED BY LUXOTTICA AND LAC. TO STOP LUXOTTICA AND LAC FROM USING YOUR COMMON SHARES TO FURTHER THEIR INTERESTS, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU (1) DISCARD ANY GOLD AGENT DESIGNATION AND (2) IF YOU HAVE ALREADY RETURNED A GOLD AGENT DESIGNATION, SIGN, DATE AND RETURN THE ENCLOSED GREEN REVOCATION CARD AS SOON AS POSSIBLE.

         THE RETURN OF A SIGNED REVOCATION CARD OR AGENT DESIGNATION BY A SHAREHOLDER IS INDEPENDENT OF ANY DECISION BY SUCH SHAREHOLDER WHETHER OR NOT TO TENDER COMMON SHARES PURSUANT TO THE LUXOTTICA OFFER. THE RETURN OF A SIGNED REVOCATION CARD OR AGENT DESIGNATION BY A SHAREHOLDER IS ALSO INDEPENDENT OF ANY PROXY PREVIOUSLY EXECUTED BY SUCH SHAREHOLDER IN CONNECTION WITH THE 831 SPECIAL MEETING TO BE HELD PURSUANT TO THE OHIO CONTROL SHARE ACQUISITION ACT.

                            SOLICITATION OF PROXIES
                            -----------------------
         In addition to solicitation by mail, directors, officers and regular employees of the Corporation may solicit revocations in person, by telephone or by telecopier, none of whom will receive additional compensation for such solicitations. The Corporation also has retained D.F. King to assist it in connection with the solicitation, at an estimated fee of $50,000, plus reimbursement of out-of-pocket expenses. In addition, the Corporation has retained Abernathy MacGregor Scanlon as public relations adviser to assist the Corporation with its communications to shareholders with respect to the Luxottica Offer. The Corporation has agreed to pay Abernathy MacGregor Scanlon their reasonable and customary compensation for its services. The following officers or employees of Wolfensohn, the Corporation's financial adviser (599 Lexington Avenue, New York, New York 10022), may also solicit Revocation Cards:
Glen S. Lewy; H. Marshall Sonenshine; and D. G. Kim. The costs of solicitation will be borne by the Corporation.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL SHAREHOLDERS
             -----------------------------------------------------
         The following table sets forth information, as of March 3, 1995 (unless a different date is specified in the notes to the table), with respect to (a) each person known by the Board of Directors of the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Shares, (b) each current director of the Corporation, (c) each of the Named Executive Officers (as defined in Item 402(a)(3) of Regulation S-K) and (d) all directors and executive officers of the Corporation as a group:

                                   Amount and nature           Shares subject to
                                     of beneficial            options exercisable              Percent of
           Shareholder               ownership (a)              within 60 days                 class(b)
------------------------------     ------------------        --------------------           ---------------
Mellon Bank Corporation               4,678,000  (c)                                             10.1%
One Mellon Bank Center
Pittsburgh, Pennsylvania  15258

The Prudential Insurance              3,168,100  (d)                                              6.8%
  Company of America
Prudential Plaza
Newark, New Jersey  07102

Sasco Capital, Incorporated           2,971,200  (e)                                              6.4%
10 Sasco Hill Road
Fairfield, Connecticut  06430

Leon G. Cooperman                     2,678,100  (f)                                              5.8%
c/o Omega Capital Partners
88 Pine Street
New York, New York  10005

Joseph H. Anderer                        40,711                  17,999                              *
Philip E. Beekman                         7,000                   1,999                              *
David M. Browne                         155,738  (g)(h)          80,250                              *
Gilbert Hahn, Jr.                        31,000                  23,999                              *
Noel E. Hord                             38,000  (g)             12,500                              *
Roger L. Howe                            21,000                   1,999                              *
Bannus B. Hudson                        320,699  (g)            177,000                              *
Lorrence T. Kellar                       23,006                  11,999                              *
Albert M. Kronick                        47,999  (h)             20,000                              *
Thomas Laco                              50,800  (h)              3,999                              *
Charles S. Mechem, Jr.                   36,500                  13,333                              *
John L. Roy                              40,000                  23,999                              *
Michael M. Searles                      131,000                  50,000                              *
Phyllis S. Sewell                        14,000                   3,999                              *
K. Brent Somers                         101,027  (g)(h)          55,000                              *

All directors and executive
officers as a group (22 persons)      1,362,753  (g)(h)         695,520                          2.93%

*Percent of class is less than 1%

         (a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. Unless otherwise indicated, (i) the amounts owned reflect direct beneficial ownership, and (ii) the person indicated has sole voting and investment power. Amounts shown include the number of Common Shares subject to outstanding options under the Corporation's stock option plans that are exercisable within 60 days.

         (b) The percentages shown are calculated on the basis that outstanding shares include Common Shares subject to outstanding options under the Corporation's stock option plans that are exercisable by directors and officers within 60 days.

         (c) Mellon Bank Corporation, on behalf of itself and its direct or indirect subsidiaries, Boston Safe Deposit and Trust Company, Mellon Bank, N.A., Mellon Capital Management Corporation, The Boston Company Advisors, Inc., The Boston Company Asset Management, Inc. and The Dreyfus Corporation, has reported (in Amendment No. 3 to a Schedule 13G dated March 8, 1995 and filed with the Securities and Exchange Commission) that as of that date it had sole voting power with respect to 3,562,000 Common Shares, shared voting power with respect to 20,000 Common Shares, sole dispositive power with respect to 3,919,000 Common Shares and shared dispositive power with respect to 759,000 Common Shares.

         (d)     The Prudential Insurance Company of America has reported (in a
Schedule 13G dated February 2, 1995 and filed with the Securities and Exchange Commission) that as of December 31, 1994 it had sole voting power and sole dispositive power with respect to 265,600 Common Shares and shared voting power and shared dispositive power with respect to 2,902,400 Common Shares.

         (e) Sasco Capital, Incorporated has reported (in a Schedule 13G dated February 3, 1995 and filed with the Securities and Exchange Commission) that as of that date it had sole voting power with respect to 1,519,300 Common Shares and beneficial ownership to direct disposition with respect to 2,971,200 Common Shares.

         (f) Leon G. Cooperman of Omega Capital Partners, L.P., Omega Institutional Partners, L.P., Omega Overseas Partners, Ltd., Omega Overseas Partners II, Ltd., and Omega Advisors, Inc., has reported (in a Schedule 13D dated March 6, 1995 and filed with the Securities and Exchange Commission) that as of that date he had sole voting power and sole dispositive power with respect to 2,014,300 Common Shares and shared voting power and dispositive power with respect to 663,800 Common Shares.

         (g) Includes restricted Common Shares granted under The United States Shoe Corporation 1988 Employee Incentive Plan, which total 25,000, 7,985, 20,000 and 5,000 for Messrs. Hudson, Browne, Hord and Somers, respectively, and 57,985 for all directors and executive officers as a group.

         (h) Includes Common Shares in which the reporting person disclaims beneficial ownership. Messrs. Browne, Kronick and Somers disclaim beneficial ownership of 33 Common Shares, 2,000 Common Shares and 200 Common Shares, respectively; such Common Shares are owned by their spouses. Mr. Laco disclaims beneficial ownership of 2,800 Common Shares; such Common Shares are held in trust for family members. Directors and executive officers as a group disclaim beneficial ownership of 5,033 Common Shares; such Common Shares are owned by certain executive officers' spouses.

                             SHAREHOLDER PROPOSALS
                             ---------------------
         Proposals of security holders to be presented at the 1995 Annual Meeting of Shareholders of the Corporation must have been in proper form and received by the Corporation by December 22, 1994.

                                        By Order of the Board of Directors,




                                        James J. Crowe,
                                        Secretary
Cincinnati, Ohio
March ___, 1995

                       THE UNITED STATES SHOE CORPORATION

                           SOLICITATION IN OPPOSITION

     THIS REVOCATION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder, acting with regard to all common shares, without par value (the "Common Shares"), of The United States Shoe Corporation, an Ohio corporation, owned by such shareholder, hereby REVOKES any previously executed GOLD Agent Designation requesting the call of a special meeting (the "Special Meeting") and granting authority to take the Conditional Actions as described in the Solicitation Statement of Luxottica Acquisition Corp. and Luxottica Group S.p.A, dated ______________1995.

This Revocation Card also constitutes instructions to The Charles Schwab Trust Company as Trustee, to vote all Common Shares, if any, held by such Trustee which are credited to the undersigned under The United States Shoe Corporation Tax Incentive Savings Plan.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this Revocation Card exactly as your name appears hereon. Joint owners should sign personally. If signing as attorney, administrator, executor, guardian or trustee, please give title as such. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, sign in partnership name by authorized person.

(Continued, and to be dated and signed on the reverse side)

THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU REVOKE ANY PREVIOUSLY EXECUTED GOLD AGENT DESIGNATION REQUESTING THE CALL OF THE SPECIAL MEETING AND GRANTING AUTHORITY TO TAKE THE CONDITIONAL ACTIONS.


 [ ]  REVOKE any previously           [ ]  NOT REVOKE any previously
      executed GOLD Agent                  executed GOLD  Agent
      Designation requesting the           Designation requesting the
      call of the Special Meeting          call of the Special Meeting
      and granting authority to            and granting authority to
      take the Conditional Actions.        take the Conditional Actions.


THE COMMON SHARES REPRESENTED BY THIS REVOCATION CARD WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS SPECIFIED, WILL BE VOTED TO REVOKE ANY PREVIOUSLY EXECUTED GOLD AGENT DESIGNATION REQUESTING THE CALL OF THE SPECIAL MEETING AND GRANTING AUTHORITY TO TAKE THE CONDITIONAL ACTIONS.


                                  Please sign this revocation card exactly as your name appears hereon. If signing as attorney, administrator, executor, guardian or trustee, please give title as such. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, sign in partnership name by authorized person.




                                  Date:                                   , 1995
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                                                     Signature

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                                             Signature if held jointly